UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 1, 2022

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
                                        Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

NXP Semiconductors N.V. (the "Company") announced the results of its 2022 annual general meeting of shareholders held on June 1, 2022.

The Annual General Meeting of Shareholders voted upon the following resolutions:

1.    Adoption of the 2021 statutory annual accounts

For	Against	Abstain	Broker Non-Votes
216,754,120	88,993	696,981	14,223,347

2.    Discharge the members of the Company’s Board of Directors (the “Board”) for their responsibilities in the financial year ended December 31, 2021

For	Against	Abstain	Broker Non-Votes
230,450,417	537,221	775,803	—

3a.    Re-appointment of Mr. Kurt Sievers as executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
217,069,829	374,478	95,787	14,223,347

3b.    Re-appointment of Sir Peter Bonfield as non-executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
201,441,816	15,994,559	103,719	14,223,347

3c.    Re-appointment of Ms. Annette Clayton as non-executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
209,839,395	7,601,615	99,084	14,223,347

3d.    Re-appointment of Mr. Anthony Foxx as non-executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
215,699,218	1,730,727	110,149	14,223,347

3e.    Appointment of Chunyuan Gu as non-executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
217,070,886	360,090	109,118	14,223,347

3f.    Re-appointment of Ms. Lena Olving as non-executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
213,326,606	4,110,583	102,905	14,223,347

3g.    Re-appointment of Ms. Julie Southern as non-executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
200,808,271	16,626,633	105,190	14,223,347

3h.    Re-appointment of Ms. Jasmin Staiblin as non-executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
211,819,531	5,615,462	105,101	14,223,347

3i.    Re-appointment of Mr. Gregory L. Summe as non-executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
213,229,822	4,200,134	110,138	14,223,347

3j.    Re-appointment of Mr. Karl-Henrik Sundström as non-executive director with effect from June 1, 2022

For	Against	Abstain	Broker Non-Votes
209,206,905	8,228,324	104,865	14,223,347

4.    Authorization of the Board to issue ordinary shares of the Company (“ordinary shares”) and grant rights to acquire ordinary shares

For	Against	Abstain	Broker Non-Votes
230,943,081	775,613	44,747	—
		% OF

5.    Authorization of the Board to restrict or exclude pre-emption rights accruing in connection with an issue of shares or grant of rights

For	Against	Abstain	Broker Non-Votes
229,351,487	2,334,410	77,544	—

6.    Authorization of the Board to repurchase ordinary shares

For	Against	Abstain	Broker Non-Votes
230,683,826	575,555	504,060	—

7.    Authorization of the Board to cancel ordinary shares held or to be acquired by the Company

For	Against	Abstain	Broker Non-Votes
231,511,204	202,754	49,483	—

8.    Approval on a non-binding, advisory basis of the compensation of our Named Executive Officers

For	Against	Abstain	Broker Non-Votes
199,467,478	17,925,178	147,438	14,223,347

Item 8.01 Other Events.

On June 2, 2022, the Board approved the payment of an interim dividend of $0.845 per ordinary share for the second quarter of 2022. The interim dividend will be paid on July 6, 2022 to shareholders of record as of June 15, 2022.

A copy of the Company's press release announcing the dividend payment is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated June 2, 2022 entitled: “NXP Semiconductors Announces Quarterly Dividend”.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By: /s/ Timothy Shelhamer
Name: Timothy Shelhamer
Title: VP and Chief Corporate Counsel
Date: June 2, 2022